UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2012

NCI, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51579	20-3211574
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11730 Plaza America Drive, Reston, VA 20190

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (703) 707-6900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition; and

Item 7.01 Regulation FD Disclosure

On February 15, 2012, NCI, Inc. announced its financial results for the fourth quarter of 2011 and earnings guidance for the first quarter and full year 2012. A copy of the February 15, 2012 press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. A copy of the February 15, 2012 Earnings call transcript is furnished as Exhibit 99.2 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	NCI, Inc. Press Release dated February 15, 2012 announcing financial results for the year ended December 31, 2011.

99.2	NCI, Inc. Earnings Call transcript dated February 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI, Inc.

Date: February 16, 2012	By:	/s/ Lucas J. Narel
Lucas J. Narel
Executive Vice President, Chief Financial Officer and Treasurer